UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 10, 2004

CATAPULT COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-24701 (Commission File Number)	77-0086010 (IRS Employer Identification No.)

160 SOUTH WHISMAN ROAD
MOUNTAIN VIEW, CA 94041
(Address of principal executive offices, including zip code)

650-960-1025
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE

On November 10, 2004, Catapult Communications Corporation (the “Registrant”) issued a press release announcing that Richard A. Karp, the Registrant’s Chief Executive Officer and Chairman of the Board, Nancy H. Karp, a director of the Registrant, and the Richard A. Karp Charitable Foundation, a non-profit public benefit corporation, agreed to sell an aggregate of 950,000 shares of the Registrant’s common stock in an underwritten public offering under the Registrant’s previously filed shelf Registration Statement on Form S-3 (File No. 333-112610) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on March 31, 2004. A copy of the press release is attached to this report as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished for purposes of that instruction.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press release dated November 10, 2004, entitled “Catapult Communications Shareholders to Sell 950,000 Shares of Common Stock.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATAPULT COMMUNICATIONS CORPORATION
By:	/s/ Christopher Stephenson
Christopher Stephenson
Chief Financial Officer

Date: November 10, 2004

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated November 10, 2004, entitled “Catapult Communications Shareholders to Sell 950,000 Shares of Common Stock.”